Exhibit 10.2

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “First Amendment”) is made and entered into as of February 4, 2019 (“Amendment Date”) by and between Sysorex, Inc., a Nevada corporation (the “Company”), and Inpixon, a Nevada corporation (the “Purchaser”). In this First Amendment, the Company and the Purchaser are sometimes referred to singularly as a “party” and collectively as the “parties”. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note (as defined below) or the NPA (as defined below), as applicable.

WHEREAS, pursuant to that certain Note Purchase Agreement, dated as of December 31, 2018 (the “NPA”), by and between the Company and the Purchaser, the Company has issued and sold to the Purchaser a secured promissory note in a maximum principal amount up to an aggregate sum of $3,000,000.00 dated as of December 31, 2018 (the “Note”); and

WHEREAS, subject to the terms and conditions herein, the parties desire to amend the NPA and the Note to increase the maximum principal amount that may be outstanding at any time from $3,000,000.00 to $5,000,000.00 in accordance with this First Amendment.

NOW, THEREFORE, in consideration of the mutual covenants of the parties as hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1.       Amendment to the NPA and the Note. The reference in paragraph 1 of the NPA to “Three Million Dollars ($3,000,000)” is hereby deleted and replaced with “Five Million Dollars ($5,000,000)”. The reference to $3,000,000.00 on the face of the Note is hereby deleted and replaced with $5,000,000.00 and the reference to “Three Million Dollars ($3,000,000.00)” in the preamble to the Note is hereby deleted and replaced with “Five Million Dollars ($5,000,000.00).” There are no other changes to the NPA or Note.

2.       Effect on Transaction Documents.

2.1.       As of the date hereof, each reference in the NPA to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the NPA, and each reference in the Note to “the Note Purchase Agreement,” “the Agreement,” “thereunder,” “thereof” or words of like import referring to the NPA shall mean and be a reference to the NPA, as amended by this First Amendment.

2.2.       As of the date hereof, each reference in the Note to “this Note,” “hereunder,” “hereof” or words of like import referring to the Note, and each reference in the NPA to the “Note,” “thereunder,” “thereof” or words of like import referring to the Note shall mean and be a reference to the Note, as amended by this First Amendment.

2.3.       Except as expressly set forth herein, the terms and conditions of the NPA and Note shall remain in full force and effect and each of the parties reserves all rights with respect to any other matters and remedies.

3.       Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this First Amendment.

4.       Miscellaneous.

4.1.       This First Amendment, the Note, and the NPA contain the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This First Amendment shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This First Amendment may not be amended, modified or supplemented, and no provision of this First Amendment may be waived, other than by a written instrument duly executed and delivered by the parties.

4.2.       It is hereby understood that this First Amendment does not constitute an admission of liability by any party, including any admission of default under the NPA or the Note.

4.3.       In all respects, including all matters of construction, validity and performance, this First Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada as applicable to contracts made and performed in such State, without regard to principles thereof regarding conflicts or choice of law.

4.4.       This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered in ..pdf by email, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature were the original thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed on the day and year first above written.

INPIXON

By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF THE PURCHASER]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed on the day and year first above written.

SYSOREX, INC.

By:	/s/ Zaman Khan
	Name:	Zaman Khan
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF THE COMPANY]